ACQUISITION	9 Months Ended
Sep. 30, 2017
Notes to Financial Statements
NOTE 5 - ACQUISITION

On March 3, 2017, our wholly-owned subsidiary 1847 Neese entered into a stock purchase agreement with Neese and Alan Neese and Katherine Neese, pursuant to which 1847 Neese acquired all of the issued and outstanding capital stock of Neese for an aggregate purchase price of: (i) $2,225,000 in cash (subject to certain adjustments); (ii) 450 shares of the common stock of 1847 Neese, constituting 45% of its capital stock; (iii) the issuance of a vesting promissory note in the principal amount of $1,875,000; and (iv) the issuance of a short-term promissory note in the principal amount of $1,025,000.

The cash portion of the purchase price would have been adjusted upward if Neese’s final certified balance sheet, as of a date on or about the closing date, did not reflect a cash balance of at least $200,000. The cash balance on the closing date of March 3, 2017 amounted to approximately $338,000.

The provisional fair value of the purchase consideration issued to the sellers of Neese was allocated to the net tangible assets acquired. We accounted for the acquisition of Neese as the purchase of a business under GAAP under the acquisition method of accounting, the assets and liabilities acquired were recorded as of the acquisition date, at their respective fair values and consolidated with those of our company. The fair value of the net assets acquired was approximately $8,575,000. The excess of the aggregate fair value of the net tangible assets has been treated as a gain on bargain purchase in accordance with ASC 805. The purchase price allocation was based, in part, on management’s knowledge of Neese’s business and is preliminary. Once we complete our analysis to finalize the purchase price allocation, which includes finalizing the valuation report from a third-party appraiser and a review of potential intangible assets, it is reasonably possible that, there could be significant changes to the preliminary values below.

Provisional Purchase Consideration

Amount of consideration:	$6,140,000

Assets acquired and liabilities assumed at preliminary fair value
Cash	$338,000
Accounts receivable	157,000
Prepaid taxes	311,000
Inventories	1,038,000
Financing costs	52,000
Property and equipment	6,900,000
Other assets	85,000
Accounts payable and accrued expenses	(175,000)
Uncertain tax position	(129,000)
Deferred tax liability	(2,135,000)
Other liabilities	(28,000)
Net tangible assets acquired	$6,414,000

Identifiable intangible assets
Intangible assets *	$-
Total Identifiable Intangible Assets	$-

Total net assets acquired	$6,414,000
Consideration paid	6,140,000
Preliminary gain on bargain purchase	$274,000

*We are reviewing for potential intangible assets, which may potentially change the intangible assets.

The following presents the unaudited pro-forma combined results of operations of our company with Neese as if the entities were combined on January 1, 2016.

	For the Three Months Ended September 30,
	2017	2016
Revenues, net	$1,205,121	$1,555,096
Net income (loss) allocable to common shareholders	$(745,458)	$321,429
Net income (loss) per share	$(0.24)	$0.10
Weighted average number of shares outstanding	3,115,500	3,115,500

	For the Nine Months Ended September 30,
	2017	2016
Revenues, net	$4,838,286	$5,007,645
Net income (loss) allocable to common shareholders	$(876,683)	$(120,071)
Net income (loss) per share	$(0.28)	$(0.04)
Weighted average number of shares outstanding	3,115,500	3,115,500

The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisitions been completed as of January 1, 2016 or to project potential operating results as of any future date or for any future periods.

The estimated useful life remaining on the property and equipment acquired is 1 to 10 years.